Exhibit 99.1

Investor Meetings

December 4-5, 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent

10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK

FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

CMS Energy MODEL . . . .

RESULTS –

Consistent

Strong Performance

Risk Profile

Credit Outlook Positive

Investment

Self-Imposed Limits

Base Rates

Enablers

Michigan Energy Law Constructive Regulation Rate Cases Lean O&M Expense Sales Recovery Growth Self Funded (NOLs)

. . . . working well.

Model Delivers . . . .

Attractive dividend yield

62% payout ratio

EPS growth rate

Total shareowner return

Future

Return

4%

5—7

9%-11%

Near Term Catalysts

1) Regulatory climate

2) Electric rate case

3) Sales recovery

4) New gas plant

5) Credit rating outlook positive

6) Growth self funded (NOLs)

. . . . good total return opportunity.

CATALYST #1—- Constructive Regulation . . . .

2008 Law

Growth

Renewable energy plan Energy optimization

Speed

File and implement ratemaking Forward test year

Risk Mitigation

Retail open access cap Decoupling

Regulation

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . provides improvements for customers and investors.

CATALYST #2— Electric Rate Case . . . .

Drivers

Amount

(mils)

Request $148

Mix of Request:

Capital Investment: 85%

ROE 10.5%: 7

Tree trimming and other: 8

Total: 100%

2014 Capex Adjustment

Mechanism (mils): $83

2012 Rate case mechanisms

Revenue adjustment mechanism

– Capital investment

– Pension and retiree healthcare

– Uncollectible accounts

Capital Investment Mix of Total

94%a 85%

70%

62%

2010 2011 2012 2013E

Excludes depreciation case

. . . . mechanisms may result in less frequent rate cases and lower regulatory risk.

2011 Electric Costs . . . .

O&M % Revenue

Peer Average 22%

18%

CMS

Overhead

%

Revenue

Peer Average 5%

2%

CMS

Source: SNL data service

. . . . among the best.

Future Cost Performance . . . .

Future O&M Cost

Flat

-6%

2012 2013-2017

Examples of Cost Reductions

• Employee restructuring

• Improved productivity

• Consolidating field offices

• “Classic 7” mothballing

• Smart Energy

• Uncollectible account

improvements

• Lower benefit costs

. . . . continues to provide sustainable EPS growth.

CATALYST #3—- Sales Recovery . . . .

Electric Salesa

GWh Up 4%

40,000 2010 to 2012

6% decline

35,000 2007 to 2009

30,000

25,000 Up 9%

1983 & 1984

7% decline

20,000 1979 to 1982

0

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012

a Weather adjusted

Electric Salesa vs Prior Years

Before EO +7%

2.4% 2.4%

+2.1% +2.3%

+1.7%

+1.3% +1.3%

-0.7% +4%

-2.0%

-3.0%

-6%

2006 2007 2008 2009 2010 2011 2012

. . . . third year of continuing load growth.

Michigan Economy – GDP Growth . . . .

Gross Domestic Product Growth: 2011 vs 2010

Source: U.S. Department of Commerce

. . . . outperforming the Midwest and most of U.S.

CATALYST #4—- Capital Investment . . . .

2013 – 2017 Plan

Opportunity Level

$6.5—$7.3 • Faster smart grid

• Pipe replacements $10 Billion

Billion • Pole replacements

• New gas generation

Customer rates

<2%

>4%

. . . . at sustainable customer “base rate” increases.

Capacity . .. . .

Installed Capacity Excl Classic 7 Classic 7

MW Peak Demand with 11% Reserve Margin Peak Demand with 18% Reserve Margin

9,500

9,000

8,500

8,000 Up to 1,500 MW

Shortfall

7,500

7,000

6,500

6,000

5,500

5,000

0

2012 2013 2014 2015 2016 2017

. . . . need looms.

Capital Investment . . . .

2013-2017

$6.5—$7.3 Billion

5%

8% 31%

11%

4%

16%

14%

New Gas Plant –

11%

Electric Base Gas Base Generation Environmental Smart Energy Electric Reliability Gas Infrastructure Renewables

2018-2022

$8.0 Billion

Gas 7%

Infrastructure—29%

19%

18% 7%

3% 3% 14%

. . . . provides sustainable long-term EPS and cash flow growth.

CATALYST #5 — Liquidity & Credit Outlook . . . .

Availability

$1.6 Billion

CMS Energy

5-year revolver—2016 $548 mils

32%

Market Cap a

Consumers Energy

5-year revolver—2016 498

5-year revolver—2017 150

A/R Facility—2012 250

Cash 128

Credit Ratings

Scale

S&P/ Moody’s S&P Moody’s Fitch

Fitch

Consumers

A- A3 Secured

BBB+

BB+ Ba1 CMS

Unsecured

Outlook: Positive Positive Stable

. . . . strong.

a As of 6/30/12, comparing 18% for peers

CATALYST #6—- EPS Growth . . . .

Net NOLs and Credits

$0.8 $0.8

$0.5 $0.5

$0.3

$0.2

$0.1

2011 2012 2013 2014 2015 2016 2017

Gross NOLs (bils) $1.5 $1.3 $0.7 $0.5 $0 $0 $0

“Block” Equity 0 0 0 0 0 0 0

. . . . self funded.

Operating Cash Flow Growth

Amount

(bils)

$ 2.5

Gross operating cash flowa

up $0.1 billion per year $2.2

2.0

$1.8

$1.6 $1.7

1.5 Interest

Working capita

1.0 Base Invest

0.5

Investment choices

0

Cash flow before dividend

(0.5)

2011 2012 2013 2014 2015 2016 2017

NOLs & Credits $0.8 $0.8 $0.5 $0.5 $0.3 $0.2 $0.1

a Non-GAAP

EPSa and Dividend Growth . . . .

EPS

8% CAGR 5%—7%

(Peer Average = 4% Growth)

$1.45

$1.36

$1.26

$1.21 b

$1.08

$0.96

$0.90

$0.84

$0.81

Int’l sale

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend

14% 96¢

84¢

27%

32% 66¢

39% 50¢

36¢

80%

20¢

0

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . providerovide for strong TSR.

Key Takeaways . . . .

Future – Annual Growth

9%—11%

Dividend Yield

EPS Growth

Catalysts

1) Regulatory climate

2) Michigan economy continues improvement

3) Electric rate case mechanisms may lower risk

4) Transparent Utility investment plan benefits customers and shareowners

5) Credit ratings outlook positive

6) EPS growth self funded

Predictability

On track for 10th consecutive year of consistent, attractive financial performance

. . . . attractive total shareholder return.

APPENDIX

CMS ENERGY

MATURITY SCHEDULE OF CMS AND CECo LONG-TERM DEBT
AS OF 10/31/12

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
V	U	03/23/13	$ 350,000	$350MM Term Loan (CECo)
F	U	SHORT-TERM	172,500	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
			$ 522,500	
LONG-TERM DEBT:				
F	S	02/15/14	$ 200,000	6% FMBs (CECo)
F	U	05/15/14	250,000	2.75% Sr Notes (CMS)
			$ 450,000	
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$ 650,000	
V	S	03/31/16	$ -	Barclay Revolver (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	180,000	$180MM Term Loan (CMS)
			$ 530,000	
F	S	02/15/17	$ 250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
F	U	02/15/18	250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
			$ 4,432,700	
			$ 6,585,200	**TOTAL**
		Various Maturity Dates/No Maturity Date Available:		
			$ 132,640	CECo Securitization Bonds after 10/20/12 payment
			176,921	CECo Capital lease rental commitments as of 09/30/12
			487,165	EnerBank Discount Brokered CDs as of 09/30/12 (CMS)
			(13,866)	CMS Net unamortized discount as of 09/30/12
			(2,800)	CECo Net unamortized discount as of 09/30/12
			$ 7,365,261	GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

20

Capital Expenditures

2013-2017 Plan

2012 2013 2014 2015 2016 2017 Total

(mils)(mils)(mils)(mils)(mils)(mils)(mils)

Electric

Distribution201$ $ 205 $ 193 $ 195 $ 205 $ 181 $ 979

Generation 110 103 141 78 135 103 560

New customers 35 37 44 46 48 45 220

Other 94 87 86 78 75 85 411

Base capital $ 440 $ 432 $ 464 $ 397 $ 463 $ 414 $ 2,170

Gas

Distribution $ 126 $ 142 $ 123 $ 125 $ 122 $ 139 $ 651

New customers $ 34 $ 18 $ 19 $ 21 $ 21 $ 22 101

Other 61 54 52 39 40 44 229

Base capital $ 221 $ 214 $ 194 $ 185 $ 183 $ 205 $ 981

Total base capital $ 661 $ 646 $ 658 $ 582 $ 646 $ 619 $ 3,151

Investment choices:

Environmental $ 256 $ 352 $ 348 $ 267 $ 120 $ 97 $ 1,184

Reliability 262 237 288 291 282 344 1,442

Renewables 188 28 112 228 7 1 376

Smart Energy 57 64 59 45 53 97 318

Total choices $ 763 $ 681 $ 807 $ 831 $ 462 $ 539 $ 3,320

Total Utility $ 1,424 $ 1,327 $ 1,465 $ 1,413 $ 1,108 $ 1,158 $ 6,471

Balanced Generation – Capacity Fuel Mix

Present 2016

Renewables Renewables

Pumped 6% 10%

Storage

11% Pumped Coal

Storage 23%

Coal 11%

Oil 35%

7%

Oil

7%

Nuclear

9%

Nuclear

8% Gas

Gas 41%

32%

2012 and 2013 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales a

• Electric (37,806 Gwh) + 1% + $0.05 + $20

• Gas (283 Bcf) + 1 + 0.01 + 5

Gas prices (NYMEX) + $ 1.00* + – 60

Uncollectible accounts (mils) + $ 5 + – 0.01*

ROE (authorized)

• Electric (10.3%) + 20 bps + 0.02 + 10

• Gas (10.3%) + 20 + 0.01 + 4

. . . . onn strong performance.

* Less than 0.5? or $500,000 a Reflect 2012 sales forecast; weather adjusted

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-2011 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,655	$1,729	$1,839	$1,951	$2,007	$2,100
Enterprises Project Cash Flows	24	15	25	33	38	44	56

Gross Operating Cash Flow	$1,551	$1,670	$1,754	$1,872	$1,989	$2,051	$2,156
Other operating activities including taxes, interest payments and working capital	(382)	(409)	(404)	(422)	(439)	(801)	(806)

Net cash provided by operating activities	$1,169	$1,261	$1,350	$1,450	$1,550	$1,250	$1,350

OCF 2011-17